UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.     )

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FTS International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 16, 2019 FTS INTERNATIONAL INC. You are receiving this communication because you hold shares in the above named company. FTS INTERNATIONAL INC. 777 MAIN ST. SUITE 2900 FORT WORTH, TX 76102 This is not a ballot. You cannot use this notice to vote th es e sh ar es.Th is c om mu n ica t i o n p resen t s on ly an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 0000408383_1 R1.0.1.18 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 21, 2019 Date: May 16, 2019Time: 10:00 AM CDT Location: 777 Main Street Lobby Level Conference Room Fort Worth, TX 76102

Before You Vote How to Access the Proxy Materials (located on the Have the information that is printed in the box marked by the arrow 3) BY E-MAIL*: sendmaterial@proxyvote.com by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods ial available and follow the instructions. marked by the arrow 0000408383_2 R1.0.1.18 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possessio of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any spec requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. n Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement2. Annual Report How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 02, 2019 to facilitate timely delivery.

The Board of Directors recommends a vote FOR the election of each of the nominees. 1. Election of Directors Nominees 01 Bryan J. Lemmerman 02 Boon Sim The Board of Directors recommends a vote FOR proposals 2 and 3. 2. To approve an amendment to the FTS International, Inc. 2018 Equity and Incentive Compensation Plan (the "2018 Plan") to increase the number of authorized shares issuable under the 2018 Plan 3. To approve, on an advisory basis, the compensation of our named executive officers The Board of Directors recommends a vote for 1 YEAR on the following proposal: 4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers The Board of Directors recommends a vote FOR proposal 5. 5. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2019 NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof. 0000408383_3 R1.0.1.18 Voting items

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